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                                                                   Exhibit 10.70


               SECOND AMENDED AND RESTATED RENEWAL PROMISSORY NOTE



$2,500,000,000                                                     June 21, 2000
                                                              San Antonio, Texas


     This Second Amended and Restated Renewal Promissory Note renews that certain Amended and Restated Promissory Note dated as of June 22, 1999 in the original principal amount of $2,500,000,000 by HomeSide Lending, Inc., as maker, in favor of National Australia Bank Limited, as payee, the original of which is affixed hereto.

     FOR VALUE RECEIVED, HOMESIDE LENDING, INC., a Florida corporation (the "BORROWER"), hereby unconditionally promises to pay to the order NATIONAL AUSTRALIA BANK LIMITED A.C.N.004044937 (the "LENDER") on June 20, 2001 (the "MATURITY DATE") at the office of the Lender at 200 Park Avenue, 34th Floor, New York, New York 10166 in lawful money of the United States of America and in immediately available funds, the lesser of (a) TWO BILLION FIVE HUNDRED MILLION DOLLARS ($2,500,000,000) or (b) the aggregate unpaid principal amount of the Loans made by the Lender pursuant to that certain Unsecured Revolving Credit Agreement, dated as of June 23, 1998, as amended by that certain First Amendment to Unsecured Revolving Credit Agreement, dated as of June 22, 1999, as further amended by that certain Second Amendment to Unsecured Revolving Credit Agreement, dated as of June 21, 2000 (as amended, the "CREDIT AGREEMENT"), among the Borrower and the Lender. All capitalized terms used herein and not otherwise defined herein shall have the meanings assigned thereto in the Credit Agreement, as amended.

     The Borrower promises to pay interest to the Lender on the unpaid principal amount hereof (whether at the stated maturity, by acceleration or otherwise, and including, without limitation, after the filing of any petition in bankruptcy or the commencement of any insolvency, reorganization or like proceedings, relating to the Borrower whether or not a claim for post-filing or post-petition interest is allowed in such proceeding) on the last Business Day of each Interest Period (as defined below) and on the Maturity Date.

     Interest shall accrue on the outstanding principal balance of this Note from the date of each advance hereunder at such rate as may be elected by Borrower in accordance with the terms hereof.

     For Libor-based borrowings, the Borrower may elect to pay interest on all or a portion of the outstanding principal hereunder for periods of 7, 30, 60 or 90 days (each an "Interest Period") at the Libor Rate (as defined below). The Borrower may make such election by delivering written notice thereof to the Lender at least two business days before the commencement of the Interest Period for each Libor-based borrowing. The notice shall state: (i) the date upon which the Interest


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Period shall commence (which must be a Business Day); (ii) whether such Interest
Period shall be for 7, 30, 60 or 90 days; (iii) whether the Borrower wishes for interest to accrue at the Libor Rate during the term of the Interest Period; and
(iv) the aggregate principal amount which shall bear interest at the Libor Rate (which amount is referred to herein as the "Libor Amount"). If the Borrower duly elects for interest to accrue hereunder at the Libor Rate, then interest shall accrue at the Libor Rate on the applicable Libor Amount during the applicable Interest Period. Any election hereunder shall be irrevocable during the term of the Interest Period, and no Interest Period elected hereunder shall extend beyond the Maturity Date.

     As used herein, the Libor Rate applicable to any Interest Period shall be the offered rate for deposits in United States dollars in the London Interbank market for a period of 7, 30, 60, or 90 days (as applicable) which appears on the Reuters Screen LIBO Page as of 11:00 a.m. (Eastern time) on the first Business Day of the applicable Interest Period. If at least two such offered rates appear on the Reuters Screen LIBO Page, the rate will be the arithmetic mean of such offered rates.

     In addition, the Borrower may borrow hereunder on an overnight basis (each such advance, an "Overnight Borrowing") by delivering notice thereof to the Lender before 3:00 p.m. on any Business Day (the "Overnight Borrowing Notice"). The Overnight Borrowing Notice shall be by telephone to the Lender's New York money desk, with written confirmation by facsimile by the end of the same Business Day. Overnight Borrowings shall bear interest at a rate (the "Overnight Rate") as determined by Lender and Borrower at the time of the Overnight Borrowing Notice. The written confirmation of the Overnight Borrowing Notice shall state: (i) the date of the Overnight Borrowing (which must be a Business
Day); (ii) the Overnight Rate; and (iii) the aggregate principal amount of the Overnight Borrowing.

     Any principal, interest or any other amount hereunder which is not paid when due (whether as stated, by acceleration or otherwise) shall, to the extent permitted by law, thereafter bear interest at the rate per annum 2% above the rate described above, payable on demand. Interest shall be calculated on the basis of a year of 360 days for actual days elapsed. All payments to be made hereunder shall be made free and clear of any deduction for any present or future taxes or similar charges imposed by any jurisdiction in connection with this Note.

     The holder of this Note is authorized to endorse the date and principal amount of each Loan made by the Lender pursuant to the Credit Agreement, the date and amount of each payment or prepayment hereof, on SCHEDULE A annexed hereto and made a part hereof, or on a continuation thereof which shall be attached hereto and made a part hereof, which endorsement shall constitute PRIMA FACIE evidence of the accuracy of the information endorsed, PROVIDED, that the failure to make any such endorsement shall not affect the obligations of the Borrower under this Note.

     This Note is the Note referred to in the Credit Agreement and is entitled to the benefits thereof. Upon the occurrence of any one or more of the Events of Default specified in the Credit Agreement, all amounts then remaining unpaid on this Note shall become, or may be declared to be immediately due and payable, all as provided therein. All parties now and hereafter liable


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with respect to this Note, whether as market, principal, surety, guarantor, endorser or otherwise, hereby waive presentment, demand, protest and all other notices of any kind.


     This Note shall be governed by, and construed and interpreted in accordance with, the law of the State of New York.


                                             HOMESIDE LENDING, INC.


                                             By:  /s/ John P. Deptula
                                                 -------------------------------
                                             As Its:  Senior Vice President
                                                     ---------------------------


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SCHEDULE A TO NOTE


                         LOANS AND PAYMENTS OF PRINCIPAL

                       PRINCIPAL            AMOUNT OF        UNPAID PRINCIPAL        NOTATIONS MADE
   DATE             AMOUNT OF LOANS      PRINCIPAL PAID          BALANCE                   BY
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
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


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